UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2026

PROMIS NEUROSCIENCES INC.

(Exact name of registrant as specified in its charter)

Ontario, Canada	001-41429	98-0647155
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 200, 1920 Yonge Street, Toronto, Ontario	M4S 3E2
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 847-6898

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, no par value per share	PMN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As further described in Item 5.07 below, the stockholders of ProMIS Neurosciences Inc. (the “Company”) approved an amendment (the “2025 Plan Amendment”) to the Company’s 2025 Stock Option and Incentive Plan (the “2025 Plan”) at the Company’s 2026 Annual Meeting of Stockholders (the “Annual Meeting”) held on May 20, 2026. The 2025 Plan Amendment was previously approved by the Company’s Board of Directors (the “Board”). The 2025 Plan Amendment, which became effective upon the stockholders’ approval at the Annual Meeting, increases the number of Common Shares (as defined below) available for issuance thereunder the 2025 Plan by 900,000 Common Shares.

A description of the 2025 Plan Amendment is included in Proposal 3 of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 9, 2026 (the “Proxy Statement”), which summary is incorporated in its entirety herein by reference. The descriptions of the 2025 Plan Amendment contained herein and in the Proxy Statement do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of the 2025 Plan Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 20, 2026, the Company held its Annual Meeting. The shareholders considered three proposals, each of which is described in more detail in the Company’s Proxy Statement. Of the 8,967,693 Common Shares, no par value per share (the “Common Shares”), outstanding as of the record date, 4,762,024 Common Shares, or approximately 53.1%, were present or represented by proxy at the Annual Meeting. Set forth below are the results of the matters submitted for a vote of shareholders at the Annual Meeting.

Proposal No. 1: Election of seven nominees to serve as directors until the 2027 annual meeting of shareholders or until his or her successor has been duly elected and qualified or until his or her earlier resignation or removal. The votes were cast as follows by holders of Common Shares:

Name	Votes For	Votes Withheld
Eugene Williams	4,108,919	38,462
Neil Cashman, M.D.	4,143,889	3,492
Joshua Mandel-Brehm	4,118,276	29,105
Maggie Shafmaster, Ph.D., J.D.	4,143,725	3,656
Neil K. Warma	4,103,311	44,070
William Wyman	4,109,684	37,697
Slanix Alex, Pharm.D	4,122,179	25,202

Broker non-votes: 614,643.

All seven nominees were elected.

Proposal No. 2: Ratification of the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The votes were cast as follows by holders of Common Shares:

	Votes For	Votes Against	Abstained
Ratification of appointment of Baker Tilly US, LLP	4,657,634	4,415	99,975

Broker non-votes: 0.

Proposal No. 3: An ordinary resolution approving the Amendment to the 2025 Stock Option and Incentive Plan to increase the number of Common Shares available for issuance thereunder by 900,000 Common Shares.

	Votes For	Votes Against	Abstained
Approval of the Amendment to the 2025 Stock Option and Incentive Plan	3,352,388	774,193	20,800

Broker non-votes: 614,643.

No other matters were submitted to or voted on by the Company’s shareholders at the Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amendment No. 1 to the ProMIS Neurosciences Inc. 2025 Stock Option and Incentive Plan
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROMIS NEUROSCIENCES INC.

Date: May 20, 2026	By:	/s/ Neil Warma
Name: Neil Warma
Title: Chief Executive Officer